UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 25, 2005

SAXON ASSET SECURITIES COMPANY (as Depositor under the Trust Agreement, dated as of January 1, 2005 and the Sale and Servicing Agreement, dated as of January 1, 2005, providing for the issuance of Mortgage Loan Asset Backed Notes, Series 2005-1)

         Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-111832	52-1865887
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4860 Cox Road Glen Allen, Virginia		23060
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                           No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Notes, Series 2005-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by Registration Statement on Form S-3 (Registration File No. 333-111832) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,000,000,000 in aggregate principal amount of Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes (the “Notes”) of its Mortgage Loan Asset Backed Notes, Series 2005-1 and one class of trust certificates (the “Trust Certificates” and, together with the Notes, the “Securities”) on January 25, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated October 21, 2004, as supplemented by the Prospectus Supplement, dated January 21, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement, Indenture and Sale and Servicing Agreement (each as defined below) and other operative agreements executed in connection with the issuance of the Securities.

The Trust Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”) attached hereto as Exhibit 4.2, dated as of January 1, 2005, among Saxon Asset Securities Company, as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee and Deutsche Bank Trust Company Americas, as administrator.  The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 4.3, dated as of January 1, 2005, between Saxon Asset Securities Trust 2005-1 (the “Issuer”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”).  The Securities are subject to a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), attached hereto as Exhibit 4.4, dated as of January 1, 2005, among the Issuer, the Depositor, the Indenture Trustee, Saxon Funding Management, Inc., as master servicer and Saxon Mortgage Services, Inc., as servicer.  The Notes are secured by the assets of a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $781,730,479.75 as of January 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

4.2        Trust Agreement, dated as of January 1, 2005, among Saxon Asset Securities Company, as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank Trust Company Americas, as administrator.

4.3        Indenture, dated as of January 1, 2005, between Saxon Asset Securities Trust 2005-1, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee.

4.4        Sale and Servicing Agreement, dated as of January 1, 2005, between Saxon Asset Securities Trust 2005-1, as issuer, Deutsche Bank Trust Company Americas, as indenture trustee, Saxon Asset Securities Company, as depositor, Saxon Funding Management, Inc., as master servicer and Saxon Mortgage Services, Inc., as servicer.

4.5        Administration Agreement, dated as of January 1, 2005, between Saxon Asset Securities Trust 2005-1, as issuer, Deutsche Bank Trust Company Americas, as administrator, Wilmington Trust Company, as owner trustee, and Saxon Asset Securities Company, as depositor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SAXON ASSET SECURITIES COMPANY

                                                                        By:  /s/ Ernest G. Bretana

                                                                                    Name: Ernest G. Bretana

                                                                                    Title:   Vice President

Dated:   February 8, 2005

EXHIBIT INDEX

Exhibit No.                                          Description                                                     Page No.

4.2             Trust Agreement, dated as of January 1, 2005, among Saxon Asset Securities Company, as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank Trust Company Americas, as administrator.

4.3             Indenture, dated as of January 1, 2005, between Saxon Asset Securities Trust 2005-1, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee.

4.4             Sale and Servicing Agreement, dated as of January 1, 2005, between Saxon Asset Securities Trust 2005-1, as issuer, Deutsche Bank Trust Company Americas, as indenture trustee, Saxon Asset Securities Company, as depositor, Saxon Funding Management, Inc., as master servicer and Saxon Mortgage Services, Inc., as servicer.

4.5             Administration Agreement, dated as of January 1, 2005, between Saxon Asset Securities Trust 2005-1, as issuer, Deutsche Bank Trust Company Americas, as administrator, Wilmington Trust Company, as owner trustee, and Saxon Asset Securities Company, as depositor.